Other Long-Term Assets - Schedule of Other Long-Term Assets (Detail) - USD ($) $ in Thousands	Jun. 30, 2026	Dec. 31, 2025
Disclosure Of Other Non current Assets [Line Items]
Intangible assets	$ 929	$ 1,120
Debt issue costs - Revolving Credit Facility	6,024	4,702
Refundable deposit - 777 PMPA	10,564	10,163
Other	536	542
Total other long-term assets	28,053	16,527
Loans and receivables, category [member]
Disclosure Of Other Non current Assets [Line Items]
Loans receivable	$ 10,000	$ 0